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                                                                 EXHIBIT 23.1(B)



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-25675, 33-32221, 33-33977, 33-33871, 33-54367 and 333-39809 on Form S-8 of
our report dated October 28,1999, appearing in this Annual Report on Form 10-K of Gaylord Container Corporation for the year ended September 30, 1999.


Deloitte & Touche LLP

Chicago, Illinois
December 16, 1999